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Participants with Employment Contracts and
Participants in the Executive Severance Plan

CIT Group Inc.
Long-Term Incentive Plan
Restricted Cash Unit
Retention Award Agreement

“Participant”:

“Date of Award”: January 17, 2008

        This Retention Award Agreement, effective as of the Date of Award set forth above, sets forth the grant of Restricted Cash Units (“RCUs”) by CIT Group Inc., a Delaware corporation (the “Company”), to the Participant named above, pursuant to the provisions of the CIT Group Inc. Long-Term Incentive Plan, as amended (the “Plan”). A purpose of this Retention Award Agreement is to provide the Participant with an additional incentive to remain in the service of the Company through the two-year period ending on the second anniversary of the Date of Award (the “Retention Period”). All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein.

        The parties hereto agree as follows:

(A)	Grant of RCUs. The Company hereby grants to the Participant [NUMBER] RCUs,[1] subject to the terms and conditions of the Plan and this Award Agreement. Each RCU represents the unsecured right to receive in the future a cash payment equal to the Fair Market Value of one Share on the Vesting Date (as defined below) (the “Settlement Amount”). The Participant shall not be required to pay any additional consideration for the payment of the Settlement Amount upon settlement of the RCUs.

(B)	Vesting of RCUs.

(1)	Subject to the Participant’s continued employment with the Company and its Subsidiaries (the “Company Group”) through the applicable Vesting Date (as defined below), the RCUs shall vest in two installments, with 50% of the RCUs vesting on the first anniversary of the Date of the Award and the remaining 50% of the RCUs vesting on the second anniversary of the Date of Award. The “Vesting Date,” for purposes of this Award Agreement, shall mean each date upon which a portion of the RCUs vests.

[1]	The number of RCUs is determined by dividing the dollar amount of the Participant’s award approved by the Committee on January 15, 2008 by the closing price per share on January 17, 2008.

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(2)	If, during the Retention Period, (i) the Participant’s employment with the Company Group terminates due to the Participant’s death or “Disability,” (ii) the Participant resigns for “Good Reason,” (iii) the Participant’s employment with the Company Group is terminated by the Company Group without “Cause” or (iv) a Change in Control occurs, the RCUs shall, to the extent not previously vested, immediately become 100% vested. If the Participant has entered into an employment agreement with the Company in effect on the Date of the Award (the “Employment Agreement”), then “Disability,” “Good Reason” and “Cause” shall have the meanings attributed to them in the Employment Agreement. If the Participant does not have an Employment Agreement but is a participant of the Company’s Executive Severance Plan (the “Executive Severance Plan”), then “Disability,” “Good Reason” and “Cause” shall have the meanings attributed to such terms in the Executive Severance Plan.

(3)	If the Participant’s employment with the Company Group terminates due to the Participant’s “Retirement” (as defined below), the RCUs shall be cancelled immediately and the Participant shall immediately forfeit any rights to, and shall not be entitled to receive any payments with respect to, the RCUs, including, without limitation, the right to receive the Dividend Bonus pursuant to Section (D) and the right to receive payment of any unpaid Settlement Amount for previously vested RCUs for which the Settlement Date has not occurred; provided, however, that the Committee may elect, in its sole discretion, prior to or in connection with such termination of employment, to provide for the vesting and payment of some or all of the Participant’s then outstanding RCUs and the corresponding portion of the Dividend Bonus. For purposes of this Award Agreement, “Retirement” is defined as either (i) a Participant’s election to retire upon attaining his or her “Normal Retirement Age”; or (ii) a Participant’s election to retire upon (A) completing at least a 10-year “Period of Benefit Service” and (B) having either (1) attained age 55, or (2) incurred an “Eligible Termination” and, at the time of such “Eligible Termination,” having attained age 54. The terms “Normal Retirement Age,” “Period of Benefit Service” and “Eligible Termination” shall have the meaning as defined in the Company’s Retirement Plan.

(4)	Subject to the exercise of the Committee’s election pursuant to Section (B)(3), if the Participant’s employment with the Company Group terminates for any reason other than as set forth in Section (B)(2), the unvested RCUs shall be cancelled immediately and the Participant shall immediately forfeit any rights to, and shall not be entitled to receive any payments with respect to, the RCUs

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including, without limitation, the right to receive the Dividend Bonus pursuant to Section (D) and the right to receive payment of any unpaid Settlement Amount for previously vested RCUs for which the Settlement Date has not occurred.

(C)	Settlement. Each vested RCU shall be settled through a cash payment equal to the Settlement Amount thirty (30) days following the applicable Vesting Date (each, a “Settlement Date”). If the Participant’s home country is outside the United States, such cash payment will be initially determined in United States Dollars, and then converted to the Participant’s local currency based on the prevailing exchange rate in effect on the date immediately prior to the last business day of the month in which the applicable Vesting Date occurs, in accordance with the Company’s standard practice.

(D)	Dividends. If, after the Date of Award and prior to the Vesting Date, dividends with respect to Shares are declared or paid by the Company, the Participant shall be entitled to receive a cash bonus payment (the “Dividend Bonus”) in an amount, without interest, equal to the cumulative dividends declared or paid on a Share, if any, during such period multiplied by the number of RCUs. Any portion of the Dividend Bonus payable pursuant to cumulative dividends declared or paid as either a whole number or fractional number of Shares (the “Stock Dividend”) shall be converted into a cash value by multiplying the Stock Dividend by the Fair Market Value of one Share on the applicable dividend payment date. The Dividend Bonus shall be paid in cash on the Settlement Date for the underlying RCUs. No Dividend Bonus shall be paid with respect to RCUs that are forfeited pursuant to Section (B).

(E)	Transferability. RCUs are not transferable other than by last will and testament, by the laws of descent and distribution pursuant to a domestic relations order, or as otherwise permitted under Section 12 of the Plan. Further, except as set forth in Section 12(b) of the Plan, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant, or in the event of the Participant’s legal incapacity, the Participant’s legal guardian or representative.

(F)	Incorporation of Plan. The Plan provides a complete description of the terms and conditions governing all Awards granted thereunder and is incorporated into this Award Agreement by reference. The Plan and this Award Agreement are collectively referred to as the “Plan Documents.” This Award Agreement and the rights of the Participant hereunder are subject to the terms and conditions of the Plan, as amended from time to time, and to such rules and regulations as the Committee may adopt under the Plan. If there is any inconsistency between the terms of this Award Agreement or the terms of the Plan, the Plan’s terms shall supersede and replace the conflicting terms of this Award Agreement.

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(G)	No Entitlements

(1)	The RCUs are discretionary retention awards. The Plan Documents do not confer on the Participant any right or entitlement to receive compensation or bonus in any specific amount for any future fiscal year (including, without limitation, any grants of future Awards under the Plan) and do not impact in any way the Company Group’s determination of the amount, if any, of the Participant’s compensation or bonus. The RCUs do not constitute salary, wages, regular compensation, recurrent compensation or contractual compensation for the year of grant or any later year and shall not be included in, nor have any effect on, the determination of employment-related rights or benefits under law or any employee benefit plan or similar arrangement provided by the Company Group (including, without limitation, severance, termination of employment and pension benefits), unless otherwise specifically provided for under the terms of such plan or arrangement or by the Company Group. The benefits provided pursuant to the RCUs are in no way secured, guaranteed or warranted by Company Group.

(2)	The RCUs are awarded to the Participant by virtue of the Participant’s employment with, and services performed for, the Company Group. The Plan Documents do not constitute an employment agreement. Nothing in the Plan Documents shall modify the terms of the Participant’s employment, including, without limitation, the Participant’s status as an “at will” employee of the Company Group, if applicable.

(3)	Subject to the terms of the Employment Agreement or the Executive Severance Plan, as applicable to the Participant, the Company reserves the right to change the terms and conditions of the Participant’s employment, including the division, subsidiary or department in which the Participant is employed. None of the Plan Documents, the grant of RCUs, nor any action taken or omitted to be taken under the Plan Documents shall be deemed to create or confer on the Participant any right to be retained in the employ of the Company Group, or to interfere with or to limit in any way the right of the Company Group to terminate the Participant’s employment at any time. Moreover, the termination of employment provisions set forth in Section (B) only apply to the treatment of the RCUs in the specified circumstances and shall not otherwise affect the Participant’s employment relationship. By accepting this Award Agreement, the Participant waives any and all rights to compensation or damages in consequence of the termination of the Participant’s office or employment for any reason whatsoever insofar as those rights arise or may arise from

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the Participant’s ceasing to have rights under, or be entitled to receive payment in respect of, the RCUs as a result of such termination, or from the loss or diminution in value of such rights or entitlements. This waiver applies whether or not such termination amounts to a wrongful discharge or unfair dismissal.

(H)	Miscellaneous

(1)	It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Award Agreement, all of which shall be binding upon the Participant.

(2)	The Board may at any time, or from time to time, terminate, amend, modify or suspend the Plan, and the Board or the Committee may amend or modify this Award Agreement at any time; provided, however, that no termination, amendment, modification or suspension shall materially and adversely alter or impair the rights of the Participant under this Award Agreement, in any material respect without the Participant’s written consent.

(3)	If any provision of the Plan Documents would, in the reasonable good faith judgment of the Committee, result or likely result in the imposition on the Participant, a beneficiary or any other person of a penalty tax under Section 409A of the Code (“Section 409A”), the Committee may modify the terms of the Plan Documents, without the consent of the Participant, beneficiary or such other person, in the manner that the Committee may reasonably and in good faith determine to be necessary or advisable to avoid the imposition of such penalty tax. Notwithstanding anything to the contrary in the Plan Documents, to the extent that the Participant is a “Specified Employee” (within the meaning of the Committee’s established methodology for determining “Specified Employees” for purposes of Section 409A), no payment or distribution of any amounts with respect to the RCUs that are subject to Section 409A may be made before the first business day following the six (6) month anniversary from the Participant’s “Separation from Service” (within the meaning of the Committee’s established methodology for determining “Specified Employees” for purposes of Section 409A) from the Company Group or, if earlier, the date of the Participant’s death.

(4)	Payment of the Settlement Amount and the Dividend Bonus upon settlement of the RCUs is subject to the Participant satisfying all applicable federal, state, local and foreign tax obligations (including the Participant’s FICA obligation). The Company shall have the power and the right to deduct or withhold from all

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amounts payable to the Participant pursuant to the RCUs or require the Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes required by law.

(5)	This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required, or as the Committee determines are advisable. The Participant agrees to take all steps the Company determines are necessary to comply with all applicable provisions of federal and state securities law in exercising his or her rights under this Award Agreement.

(6)	Any notice required by the terms of the Plan or this Award Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the mail, by registered or certified mail. Notice to the Company shall be delivered to CIT Group Inc., Human Resources Department, 1 CIT Drive, Livingston, New Jersey 07039 and to the Participant at the address that the Participant has most recently provided to the Company; provided, however, that the Company may provide notices to the Participant by Company-email, intranet postings or other electronic means that are generally used for Company employee communications.

(7)	Nothing in the Plan or this Award Agreement should be construed as providing the Participant with financial, tax, legal or other advice with respect to the RCUs. The Company recommends that the Participant consult with his or her financial, tax, legal and other advisors to provide advice in connection with the RCUs.

(8)	All obligations of the Company under the Plan and this Award Agreement, with respect to the Awards, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

(9)	To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

(I)	Acceptance of Award. The Participant acknowledges his or her understanding and acceptance of the terms and conditions of the Plan Documents. Acceptance of the RCUs requires no action on the part of the Participant. If the Participant, however, desires to refuse the Award, the Participant must notify the Company in writing in accordance with Section (H)(6) of this Award Agreement no later than thirty (30) days after receipt

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of this Award Agreement. If the Participant refuses the Award he or she will not be entitled to any additional compensation or remuneration in replacement of the Award. If the Participant does not refuse the Award, the Participant will be deemed to agree to all of the terms of the Award.

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        IN WITNESS WHEREOF, this Award Agreement has been executed by the Company by one of its duly authorized officers as of the Date of Award.

CIT GROUP INC.

By Name: Title:

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